Commitments and Contingent Liabilities	9 Months Ended
Sep. 30, 2024
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Noncancelable Purchase Obligations

The Company depends upon third party subcontractors for manufacturing of wafers, packaging and final tests. As of September 30, 2024 and December 31, 2023 the total value of open purchase orders acknowledged by such manufacturing contractors was approximately $6,132 thousand and $4,951 thousand, respectively.

The Company has noncancelable purchase agreements for certain IP embedded in the Company’s products as well as certain agreement for the license of development tools used by the development team. As of September 30, 2024, and December 31, 2023, the total value of non-paid amounts related to such agreements totaled to $3,130 thousand and $5,513 thousand, respectively.

b.	Legal proceedings

As of September 30, 2024, and to date, the Company is not a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

c.	On March 26, 2024, the Company received a complaint from a customer regarding allegedly damaged chips due to a certain batch production incident, that customer embedded in its product. The company identified and remedied the production process.

On September 10, 2024, the customer sent a cost claim letter in the amount of $2,346 thousand.

As of September 30, 2024, the Company has recorded a relevant provision in its books, within its other current liabilities. The Company believes that it will be able to obtain reimbursement from its product liability insurance, however the Company has not yet recorded such as asset in its books.